UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2004

                               AMERICA ASIA CORP.
             (Exact name of registrant as specified in its charter)

    Nevada                     000-20598                      75-2293489
(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                Identification No.)
of incorporation)

              Suite 402, 105 Elm Street, Old Saybrook, Connecticut      06475
      (Address of principal executive offices                         Zip Code)

      Registrant's telephone number, including area code:  860-767-6580


                      -----------------------------------
            (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

NOT APPLICABLE

Item 1.02.  Termination of a Material Definitive Agreement

NOT APPLICALBE

Item 1.03.  Bankruptcy or Receivership.

NOT APPLICABLE

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

NOT APPLICABLE

Item 2.02 Results of Operations and Financial Condition.

NOT APPLICABLE

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NOT APPLICABLE

Item 3.02.  Unregistered Sales of Equity Securities.

Between the period beginning October 1 and ending on November 30, 2004, the Registrant has issued shares of its common stock, par value $.001 per share, without registration under the Securities Act of 1933, as amended, in reliance upon Section 4(2) of that Act, as follows:

1. 39,800,000 shares were issued for cash consideration in the aggregate amount of $216,200 to a total of sixteen persons. The certificates representing these shares contain a restrictive legend. These persons are either existing stockholders of the Registrant, existing stockholders of a corporate affiliate of the Registrant's newly acquired subsidiary, or persons referred by such stockholders. No broker, dealer, finder or underwriter was involved in these transactions and no commissions, fees or other compensation paid in connection therewith.

2. 34,200,000 shares were issued in satisfaction of convertible promissory notes in an approximate aggregate principal amount of approximately $161,000 and 12,342,257 shares were issued in payment consulting fees payable in shares to one person who is stockholder of the Registrant. Each such note and installment of fees due under the consulting agreements were more than two years old at the date of issue of the stock and the recipient is entitled to rely on Rule 144K. Accordingly, the certificates representing these shares do not contain a restrictive legend. No broker, dealer, finder or underwriter was involved in these transactions and no commissions, fees or other compensation paid in connection therewith.

3. 9,569,816 shares were issued to satisfy obligations of the Registrant to three persons to issue shares which, in one case was based on a cash investment and in two cases based on services rendered, each of which was more than two years old at the date of issue and the recipients are entitled to rely on Rule 144K. The recipients are in one case an existing stockholder of the Registrant and in the other two cases rendered services to a corporate affiliate of the Registrant's newly acquired subsidiary. No broker, dealer, finder or underwriter was involved in these transactions and no commissions, fees or other compensation paid in connection therewith.

4. 1,200,000 shares were issued as finder's fees due to four people for introducing the Registrant to The Chirico Group, Inc., which the Registrant acquired in August 2004. The certificates representing these shares contain a restrictive legend. The Registrant believes these persons are financial industry professionals, none of whom are or were affiliated with the Registrant. No broker, dealer, finder or underwriter was involved in these transactions and no commissions, fees or other compensation paid in connection therewith.

All of the issuances under 1 through 4 above were prior to the decrease in the issued and outstanding common stock disclosed in Item 3.03, below.

Item 3.03 Material Modification to Rights of Security Holders.

Section 5.09 of the Stock Exchange Agreement dated August 18, 2004, pursuant to which the Registrant acquired The Chirico Group, Inc., provides that the Registrant's issued and outstanding common stock will be decreased (reverse split or combined) in a ratio of one share for each fifty shares. This action was to take place when the Registrant's reports under the Securities Exchange Act of 1934 were current, which depended on completion of audits of its financial statements for the delinquent years. The audit process is taking more time than contemplated by the parties at the time of the Agreement. Management has determined that the decrease in outstanding shares at the present time is necessary, appropriate and in the best interest of the Registrant and its stockholders in order to, among other things, provide more flexibility in obtaining financing for the Registrant. Effective on December 20, 2004, the Registrant's issued and outstanding common stock will be decreased (reverse split) in a ratio of 1 share for each 50 shares issued and outstanding. The par value per share of the decreased remains unchanged at $.001 per share. The total authorized number of shares of common stock remains unchanged at 100,000,000 shares. The number of shares of common stock issued and outstanding following the decrease, based on the total issued and outstanding at November 30, 2004 is approximately 2,251,570 shares without taking into account fractional shares rounded up to whole shares. One million eight hundred thousand shares of Class C Voting Convertible Preferred Stock also remain issued and outstanding, which is convertible into 18,000,000 shares of common stock which is not affected by the decrease in common shares.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

NOT APPLICABLE

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) (1) An amendment to the Registrant's Articles of Incorporation reporting the decrease in the number of issued and outstanding shares of common stock was filed on December 14, 2004, effective on December 20, 2004.

(a) (2) The change effected by the amendment is described under Item 3.03, above.

(b)  The Registrant has not changed its fiscal year.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

NOT APPLICABLE

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

NOT APPLICABLE

Section 6 [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events

Litigation -

Management has recently become aware of that the Registrant is a co-defendant in Canyon Capital Marketing, Inc. vs. Vitallabs, Inc., Corporate Stock Transfer, Inc. and S.W. Swank, Case No. GIC 818691, in the Superior Court of the State of California, San Diego County. The complaint in this action was filed on September 30, 2003 and apparently served on the Registrant's registered agent in Nevada at a time when the registered agent did not have a current address to which to forward the summons and complaint. The complaint alleges that Mr. Swank, as president and on behalf of the Registrant wrongfully refused to allow a restrictive legend to be remove from stock certificates issued by the Registrant and owned by the Plaintiff at a time when the plaintiff was entitled to sell the shares in compliance with Rule 144, with the result that the plaintiff was prevented from selling the shares and sustained a loss. The Registrant, being unaware of the litigation, did not file an answer and current management became aware of the matter as a result of the co-defendant, Corporate Stock Transfer, prevailing at trial and filing of a notice to seek entry of a default judgment against the Registrant. The plaintiff is seeking actual damages in the amount of $450,000 in actual damages and $1,350,000 in "punitive damages". The Registrant has engaged counsel in California to evaluate its options.

Outstanding Note -

The Registrant borrowed $500,001 from a stockholder on August 26, 2002, and has been indebted, together with certain co-makers, to the creditor/stockholder for that amount, plus accrued and unpaid interest. Recently, the creditor/stockholder took title to shares of the Registrant which had been pledged by the Registrant's co-makers as security for the loan. At the present time it is not clear whether the transfer of such shares to the creditor/stockholder should be treated as a repayment of all or part of the debt by the co-makers, or the realization upon collateral. In any event, management believes the amount of the Registrant's indebtedness to the creditor/stockholder may be reduced as a result of such stock transfer. At the present time, it is not clear what the amount of reduction, if any, might be.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

NOT APPLICABLE

(b) Pro forma financial information.

NOT APPLICABLE

(c) Exhibits

Exhibit 4. Articles of Amendment filed December 14, 2004 approving the stock decrease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitallabs, Inc.

By: /s/ Anthony Chirico

Anthony Chirico, President
(Principal executive and operating officer)

December 16, 2004

Exhibit 4. Articles of Amendment to Articles of Incorporation

Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

                            CERTIFICATE OF AMENDMENT
                        PURSUANT TO NRS 78.385 AND 78.390

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM. ABOVE SPACE FOR OFFICE USE ONLY

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATION

(PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.  The name corporation: America Asia Corp.

2. The articles have been amended as follows (provide article numbers, if available)

(a) Article IV, Section 1, of the Articles of Incorporation, as amended, be, and it hereby is, amended, in accordance with Sec.78.2055, NRS, decrease the number of shares of the Corporation's common stock that are issued and outstanding which shall result in each such fifty shares becoming one share, provided that a fractional share resulting in the hands of any stockholder from such decrease shall be rounded to the next whole share, and, provided, further, the par value per share shall remain at $.01 and the total number of shares of common stock the Corporation is authorized to issue shall remain 100,000,000.

(b) The effective date of the decrease in the number of issued and outstanding shares of common stock shall be December 20, 2004.

(c) Except as provided herein, the rest and remainder of the Articles of Incorporation, as amended, including provisions regarding 5,000,000 shares of preferred stock as authorized and as certified as to series shall be and remain unchanged and in full force and effect.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the article of incorporation have voted in favor of the amendment is: 100,800,000 shares voted in favor.

4.  Effective date of filing (optional): 12/20/04

5.  Officer Signature (required) /s/ Anthony Chirico